EXHIBIT 77H

Columbia Funds Variable Insurance Trust - Semiannual N-SAR report for the period ending 6/30/12

Columbia Variable Portfolio - Asset Allocation Fund
Columbia Variable Portfolio - Contrarian Core Fund
Columbia Variable Portfolio - Money Market Fund
Columbia Variable Portfolio - Select Large Cap Growth Fund Columbia Variable Portfolio - Small Cap Value Fund
Columbia Variable Portfolio - Small Company Growth Fund Columbia Variable Portfolio - Strategic Income Fund
Variable Portfolio - AQR Managed Futures Strategy Fund Variable Portfolio - Eaton Vance Global Macro Advantage Fund Variable Portfolio - Oppenheimer Commodity Strategy Fund (each a "Fund," collectively the "Funds")

N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.


COLUMBIA VP Contrarian Core 1


As of June 30th 2012
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------
VP MODERATELY AGGRESSIVE                     33.80%
-------------------------------------------- ----------------------------------
VP MODERATE                                  43.74%
-------------------------------------------- ----------------------------------


As of December 31st 2011
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------

-------------------------------------------- ----------------------------------


Changes in Control Persons
--------------------- ---------------------------- ----------------------------
                                                   Date/Description of
                                                   Transaction(s) Became a, or
Name of Person        Ownership % of Series        Ceased to be, Control Person
--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.


COLUMBIA VP Select Large Cap Growth 1

As of June 30th 2012
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------
COLUMBIA VP-MANAGED VOLATILITY FUND          50.08%
-------------------------------------------- ----------------------------------


As of December 31st 2011
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------
COLUMBIA MGMT INVESTMENT ADVSR LLC           50.02%
-------------------------------------------- ----------------------------------


Changes in Control Persons
--------------------- ---------------------------- ----------------------------
                                                   Date/Description of
                                                   Transaction(s) Became a, or
Name of Person        Ownership % of Series        Ceased to be, Control Person
--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.


COLUMBIA VP Select Large Cap Growth 2

As of June 30th 2012
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------

-------------------------------------------- ----------------------------------


As of December 31st 2011
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------
COLUMBIA MGMT INVESTMENT ADVSR LLC           49.98%
-------------------------------------------- ----------------------------------


Changes in Control Persons
--------------------- ---------------------------- ----------------------------
                                                   Date/Description of
                                                   Transaction(s) Became a, or
Name of Person        Ownership % of Series        Ceased to be, Control Person
--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.


COLUMBIA VP AQR Managed Futures Strategy 1

As of June 30th 2012
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------
VP MODERATE  AGGRESSIVE                      34.47%
-------------------------------------------- ----------------------------------
VP MODERATE                                  44.03%
-------------------------------------------- ----------------------------------


As of December 31st 2011
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------

-------------------------------------------- ----------------------------------


Changes in Control Persons
--------------------- ---------------------------- ----------------------------
                                                   Date/Description of
                                                   Transaction(s) Became a, or
Name of Person        Ownership % of Series        Ceased to be, Control Person
--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.


COLUMBIA VP Eaton Vance Glbl Macro Advt 1

As of June 30th 2012
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------
VP MODERATE                                  47.63%
-------------------------------------------- ----------------------------------


As of December 31st 2011
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------

-------------------------------------------- ----------------------------------


Changes in Control Persons
--------------------- ---------------------------- ----------------------------
                                                   Date/Description of
                                                   Transaction(s) Became a, or
Name of Person        Ownership % of Series        Ceased to be, Control Person
--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------